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                                                                    EXHIBIT 10.2


                              FOURTH AMENDMENT TO
                       LOAN AND NEGATIVE PLEDGE AGREEMENT


     This fourth Amendment to Loan and Negative Pledge Agreement, made and entered into as of the 1st day of October, 1999, between First American National Bank, a national banking association, as Agent for AmSouth Bank, an Alabama banking corporation ("AmSouth"), First American National Bank ("FANB") (individually, a "Bank" and, collectively, the "Banks"), and Diversicare Assisted Living Services NC, LLC, a Tennessee limited liability company (the "Borrower").

                              W I T N E S S E T H:

     WHEREAS, pursuant to the terms of a Loan and Negative Pledge Agreement dated as of October 1, 1997, by and between FANB, AmSouth and Borrower, as amended from time to time (the "Loan Agreement"), the Banks agreed to make available to the Borrower, on a nonrevolving basis, up to $34,100,000, to finance the acquisition of the Facilities (capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement); and,

     WHEREAS, the balance outstanding under the Credit Facility is $9,412,383.87; and,

     WHEREAS, Borrower has requested, and the Banks have agreed, to extend the Maturity Date of the Credit Facility to December 1, 1999, subject to the terms and conditions contained herein; and,

     WHEREAS, the Banks, the Borrower and the Guarantors desire to amend the Loan Agreement to reflect the foregoing,

     NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby amend the Loan Agreement as follows:

     1. Definitions. The following definitions set forth in Section 1 of the Loan Agreement are amended to read as follows:

         "Maturity Date" means December 1, 1999.

         "Notes" means the Renewal and Modification Promissory Notes of even date herewith in the amount of $4,706,191.94 each, executed by the Borrower in favor of the Banks, together with all renewals, amendments and extensions thereof.

     2. Credit Facility. The references to the monthly interest payment dates in Section 2.1 of the Loan Agreement are hereby modified to refer to October 20, 1999, as the first payment date. The Maturity Date referred to in Section
2.1 of the Loan Agreement is hereby modified to refer to December 1, 1999.

     3. Reporting. In addition to the reporting requirements in the Loan Agreement, Borrower shall provide to Banks:


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          a.  monthly balance sheet and income statement, in form and substance acceptable to Bank, such statement to be supplied within forty-five (45) days of month end;

          b. weekly cash flow report, in form and substance acceptable to Bank, to be supplied each Friday;

          c.  a fourth quarter budget forecast;

          d. a budget for fiscal year 2000 in form and substance acceptable to Bank;

          e. cooperate with Bank in completing a field audit of the Borrower's and affiliates' accounts receivable, at Borrower's expense.

      4. Conditions. As a condition to the Banks' extension of the Maturity Date, Borrower and the Guarantors agree to execute and deliver to the Banks, on or before November 15, 1999, any and all documents which the Banks deem necessary to effectuate granting liens on the following properties:

          a. a first priority lien on the property located in North Carolina known as Carteret Care.

          b. subject to the approval of GMAC, a second priority lien on the so-called "Pool B" facilities.

          c. subject to the consent of the partners of Texas Diversicare Limited Partnership and Bank of America, a second priority lien on the six (6) properties located in Texas and commonly referred to as the "TDLP Properties" and consisting of (i) Chisolm Trail Nursing & Rehab, (ii) Goliad Nursing & Rehab, (iii) Hillcrest Nursing & Rehab, (iv) Lampasas Nursing & Rehab, (v) Refugio Nursing & Rehab, and (vi) Yorktown Nursing & Rehab.

          d. subject to the approval of Bank of America, a second priority security interest in the "Wrap Note" related to the TDLP Properties.

          e. subject to the consents required in the TDLP Partnership Agreement, if any, a pledge by Diversicare General Partner, Inc. of its limited partner interest in TDLP.

      Borrower will cause Banks to be furnished with such due diligence as Banks may request in connection with such liens, including current title reports and/or title policies, surveys and environmental site assessments. Subject to the conditions set forth above, including the inability of Borrower to obtain the consent of the partners of TDLP, failure of Borrower to execute the documents necessary to grant the liens and security interests described above on or before November 15, 1999, shall be deemed to be a default under the Loan Agreement.

      5. Fees. Section 2.5 of the Loan Agreement is hereby deleted, and the following is substituted as new Section 2.5:

          2.5 Fees. In consideration for the Bank's agreements to extend the Maturity Date, Borrower shall pay the Agent a closing fee of $5,000.00, to be distributed fifty percent (50%) to AmSouth and fifty percent (50%) to FANB.


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     6.  Guarantors.  The guarantors have joined in the execution of this
Fourth Amendment to acknowledge the renewal and extension of the Loan and to confirm to the Banks that the terms and provisions of the Guaranty Agreements remain in full force and effect and to confirm that that the Guaranty Agreements continue to secure the obligations under the Loan Agreement, in accordance with the terms of the Guaranty Agreements.

     7. Closing Expenses. In consideration for the extension of the Maturity Date and the other agreements of the Banks set forth herein, Borrower agrees to pay all out-of-pocket expenses incurred by the Banks in connection with the renewal and extension of the Loan, including, without limitation, reasonable attorneys fees.

     8. Ratification. The Borrower hereby restates and ratifies all of the terms and conditions contained in the Loan Agreement as of the date hereof, and confirms that the Loan Agreement, as amended hereby, remains in full force and effect.

                  (Remainder of Page Intentionally Left Blank)




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     IN WITNESS WHEREOF, the parties hereto have executed this Fourth
Amendment as of the day and date first above written.


FIRST AMERICAN NATIONAL BANK            DIVERSICARE ASSISTED LIVING
                                        SERVICES NC, LLC


BY:  /s/ Jeffrey E. Lawrence            BY:  /s/ Richard B. Vacek, Jr.
   ------------------------------          --------------------------------
TITLE: Senior Vice President            TITLE: Executive Vice President
      ---------------------------             -----------------------------

First American Center                   Chief Executive Office:
Nashville, TN 37237                     277 Mallory Station Road, Suite 130
                                        Franklin, TN 37067


BANKS:

FIRST AMERICAN NATIONAL BANK

BY:  /s/ Jeffrey E. Lawrence
   ------------------------------
TITLE: Senior Vice President
      ---------------------------



AMSOUTH BANK:

BY:  /s/ Samuel M. Ballesteros
   ------------------------------
TITLE: Senior Vice President
      ---------------------------


GUARANTORS:

ADVOCAT, INC., a Delaware
corporation

BY:  /s/ Richard B. Vacek, Jr.
   ------------------------------
TITLE: Executive Vice President
      ---------------------------




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DIVERSICARE MANAGEMENT SERVICES
CO., a Tennessee corporation

BY: /s/ Richard B. Vacek, Jr.
   ----------------------------------

TITLE: Executive Vice President
      ------------------------------

DIVERSICARE LEASING CORP.,
a Tennessee corporation

BY: /s/ Richard B. Vacek, Jr.
   ----------------------------------

TITLE: Executive Vice President
      ------------------------------


ADVOCAT ANCILLARY SERVICES,
INC.,  a Tennessee corporation

BY: /s/ Richard B. Vacek, Jr.
   ----------------------------------

TITLE: Executive Vice President
      ------------------------------


DIVERSICARE CANADA
MANAGEMENT SERVICES CO.,
INC., an Ontario, Canada corporation

BY: /s/ Richard B. Vacek, Jr.
   ----------------------------------

TITLE: Executive Vice President
      ------------------------------

DIVERSICARE GENERAL
PARTNER, INC., a Texas corporation

BY: /s/ Richard B. Vacek, Jr.
   ----------------------------------

TITLE: Executive Vice President
      ------------------------------



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FIRST AMERICAN HEALTH CARE,
INC., an Alabama corporation

BY:  /s/ Richard B. Vacek, Jr.
   ------------------------------
TITLE: Executive Vice President
      ---------------------------


ADVOCAT DISTRIBUTION SERVICES,
INC., a Tennessee corporation

BY:  /s/ Richard B. Vacek, Jr.
   ------------------------------
TITLE: Executive Vice President
      ---------------------------


ADVOCAT FINANCE, INC., a
Delaware corporation

BY:  /s/ Richard B. Vacek, Jr.
   ------------------------------
TITLE: Executive Vice President
      ---------------------------


DIVERSICARE LEASING CORP. OF
ALABAMA, INC., an
Alabama corporation

BY:  /s/ Richard B. Vacek, Jr.
   ------------------------------
TITLE: Executive Vice President
      ---------------------------


DIVERSICARE ASSISTED LIVING
SERVICES, INC., a Tennessee
corporation

BY:  /s/ Richard B. Vacek, Jr.
   ------------------------------
TITLE: Executive Vice President
      ---------------------------


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